SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )



       Filed by the Registrant [x]

       Filed by a Party other than the Registrant [ ]

       Check the appropriate box:

       [ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))
       [x] Definitive Proxy Statement

       [ ] Definitive Additional Materials

       [ ] Soliciting Material Under Rule 14a-12


                               TOFUTTI BRANDS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

                              Common Stock $.01 par value

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:

                               TOFUTTI BRANDS INC.
                                50 Jackson Drive
                           Cranford, New Jersey 07016
                            Telephone: (908) 272-2400




                                                                  April 19, 2001




To Our Shareholders:

     On behalf of the Board of Directors, I cordially invite you to attend the 2001 Annual Meeting of the Shareholders of Tofutti Brands Inc. The Annual Meeting will be held at 10:00 a.m. on Thursday, May 24, 2001, at the Crowne Plaza (formerly the Holiday Inn Select), 36 Valley Road, Clark, New Jersey. The Holiday Inn Select is located on the circle off exit 135 of the Garden State Parkway (telephone no. (732) 574-0100).

     The matters expected to be acted upon at the Annual Meeting are described in the attached Proxy Statement. During the meeting, shareholders who are present at the meeting will have the opportunity to ask questions.

     We hope that as many shareholders as possible will personally attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, your views are important. To assure your representation at the Annual Meeting, please complete, sign and date the enclosed proxy card and promptly return it in the enclosed envelope.


                                                     Sincerely,


                                                     /s/David Mintz
                                                     David Mintz
                                                     Chairman
                                                     and Chief Executive Officer

                               TOFUTTI BRANDS INC.
                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  May 24, 2001
                              ---------------------

                                                            Cranford, New Jersey
                                                                  April 19, 2001

     The Annual Meeting of Shareholders of Tofutti Brands Inc. will be held at the Crowne Plaza (formerly the Holiday Inn Select), 36 Valley Road, Clark, New Jersey, on Thursday, May 24, 2001 at 10:00 a.m., for the following purposes:

     1. To elect five directors to the Board of Directors for the ensuing year;

     2. To ratify the selection of Wiss & Company, LLP as our independent public accountants for the fiscal year ending December 29, 2001; and

     3. To act upon any other matters that may properly be brought before the Annual Meeting and any adjournment thereof.

     Shareholders of record at the close of business on April 18, 2001 will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.


                                             By order of the Board of Directors,


                                             /s/Steven Kass
                                             Steven Kass
                                             Secretary



           PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY
                   IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

                               TOFUTTI BRANDS INC.
                  50 Jackson Drive, Cranford, New Jersey 07016

                           --------------------------

                                 PROXY STATEMENT

                           --------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 24, 2001


     This Proxy Statement is furnished to shareholders of Tofutti Brands Inc. in connection with the Annual Meeting of Shareholders to be held at 10:00 a.m. on Thursday, May 24, 2001 at the Crowne Plaza (formerly the Holiday Inn Select), 36 Valley Road, Clark, New Jersey, and at any adjournment thereof. The Board of Directors is soliciting proxies to be voted at the Annual Meeting.

     This Proxy Statement and Notice of Annual Meeting, the proxy card and our Annual Report to Shareholders are expected to be mailed to shareholders beginning April 20, 2001.


Proxy Procedure

     Only shareholders of record at the close of business on April 18, 2001 are entitled to vote in person or by proxy at the Annual Meeting.

     Our Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a shareholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted. Abstentions and "broker non-votes" are not counted in determining outcomes of matters being acted upon. They are counted only for determining a meeting quorum. If a shareholder attends the Annual Meeting, he or she may vote by ballot.

     Shareholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If a shareholder returns a signed proxy card but does not mark the boxes, the shares represented by that proxy card will be voted as recommended by the Board of Directors. The proxy card gives the individuals named as Proxies discretionary authority to vote the shares represented on any other matter that is properly presented for action at the Annual Meeting. A shareholder may revoke his or her proxy at any time before it is voted by: (i) giving notice in writing to the Secretary of the company; (ii) granting a subsequent proxy; or (iii) appearing in person and voting at the Annual Meeting.

Cost of Solicitation

     The cost of soliciting proxies will be borne by us. Proxies may be solicited by our directors, officers or regular employees in person or by telephone or other means. None of these persons will receive additional compensation for such solicitation but will be reimbursed for actual expenses in connection therewith. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in accordance with the regulations of the Securities and Exchange Commission concerning the sending of proxies and proxy material to the beneficial owners of stock.

Voting

     As of April 18, 2001, we had 6,354,567 shares of common stock outstanding, of which 217,800 shares of common stock were held in treasury. The presence of a majority of the outstanding shares of the common stock, represented in person or by proxy at the meeting, will constitute a quorum. If a proxy in the accompanying form is properly executed and returned to us in time for the Annual Meeting and is not revoked prior to the time it is exercised, the shares represented by the proxy will be voted in accordance with the directions specified therein for the matters listed on the proxy card. Unless the proxy specifies that authority to vote is withheld, proxies will be voted FOR each Proposal and otherwise in the discretion of the proxy holders as to any other matter that may come before the Annual Meeting.

     Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with our Secretary written notice thereof, delivered to Tofutti Brands Inc., 50 Jackson Drive, Cranford, New Jersey 07016;
(ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

     If a nominee for director receives a plurality of the votes cast by the holders of the outstanding shares of common stock entitled to vote at the Annual Meeting, he will be elected. An affirmative majority of the votes cast is required to ratify the appointment of auditors. Abstentions and broker non-votes are not counted in determining the number of shares voted for or against any nominee for director or any proposal.

     Management has received indications from David Mintz, our Chief Executive Officer, who is the beneficial owner of approximately 46.6% of the outstanding shares of our common stock, that he presently intends to vote in favor of all of the resolutions on the agenda for the Annual Meeting. We believe that Mr. Mintz owns a sufficient number of shares to elect the five nominees as directors and to ratify the appointment of Wiss & Company, LLP as our independent auditors.

     Our Annual Report for the fiscal year ended December 30, 2000, which report is not part of this proxy solicitation, is being mailed to shareholders with this proxy solicitation. It is anticipated that this Proxy Statement and the accompanying form of proxy will first be mailed to shareholders on or about April 20, 2001.

Proxy Statement Proposals

     Each year at the Annual Meeting, the Board of Directors submits to shareholders its nominees for election as directors. Shareholders also vote to ratify or reject the appointment of auditors selected by the Board of Directors. In addition, the Board of Directors may submit other lawful matters to the shareholders for action at the Annual Meeting.

     Shareholders may submit proposals for inclusion in our future proxy material. These proposals must meet the shareholder eligibility and other requirements of the Securities and Exchange Commission. In order to be included in our year 2002 proxy material, a shareholder's proposal must be received not later than January 2, 2002 at our headquarters, 50 Jackson Drive, Cranford, New Jersey 07016, Attention: Secretary.


                                     ITEM 1.

ELECTION OF DIRECTORS

     The Board of Directors has proposed that five directors be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders and the due election and qualification of their successors. The proxies will be voted, unless otherwise specified, in favor of the election as directors of the five persons named below. Should any of the nominees not be available for election, the proxies will be voted for a substitute nominee designated by the Board. It is not expected that any of the nominees will be unavailable. All of the nominees are members of the Board, with terms expiring as of the date of this Annual Meeting.

     Background information with respect to the five nominees for director appears below. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding such persons' holdings of common stock.

                                                                                   Director
Nominee                  Principal Occupation                      Age              Since
-------                  --------------------                      ---              -----
David Mintz              Chairman of the Board of Directors         69               1981
                         and Chief Executive Officer
Reuben Rapoport          Director of Product Development            70               1983
                         and Director
Aron Forem               President, Wuhl Shafman Lieberman          46            June 2000
                         Corp.

Franklyn Snitow          Partner, Snitow & Cunningham               54               1987

Jeremy Wiesen            Associate Professor of Business Law        59               1999
                         and Accounting, Leonard N. Stern
                         School of Business, New York
                         University


     David Mintz has been our Chairman of the Board and Chief Executive Officer since August 1981.

     Reuben Rapoport has been the Director of Product Development since January 1984 and a Director since July 1983.

     Aron Forem has been a Director since June 2000. He is president of Wuhl Shafman Lieberman Corp., located in Newark, New Jersey, which is one of the largest produce wholesalers in the Northeast United States. He has been president of Wuhl Shafman Lieberman Corp. since 1980.

     Franklyn Snitow has been a partner in the New York law firm of Snitow & Cunningham, our general counsel, since 1985 and a Director since 1987.

     Jeremy Wiesen has been a Director since May 1999. He has been an Associate Professor of Business Law and Accounting at the Leonard N. Stern School of
Business, New York University since 1972. He was a member of the board of directors of Mego Mortgage Corporation from November 1996 through March 1998 and was previously a director and officer of Tofutti from June 1983 through January 1986.

     All of our directors hold office until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. Officers serve at the discretion of the Board of Directors. There are no family relationships between any of our directors and executive officers. All of the executive officers devote their full time to our operations of the company.

     The Board recommends that the shareholders vote FOR the election of each nominee for Director named above.

Board of Directors and Audit Committee

     Our business and affairs are managed under the direction of the Board of Directors, composed of three non-employee directors and two employee directors as of the date of this Proxy Statement. The Board of Directors establishes our overall policies and standards and reviews the performance of management. Members of the Board of Directors are kept informed of our operations at meetings of the Board of Directors and its Audit Committee and through reports and discussions with management. In addition, members of the Board of Directors periodically visit our facilities. Members of management are available at Board of Directors meetings and at other times to answer questions and to discuss issues.

     The Board of Directors held four meetings, two of which were held by telephone conference during the fiscal year ended December 30, 2000. Each director was present for the two meetings of the Board of Directors held by telephone conference and for the two meetings held in person, except that one director did not attend one of the meetings held in person and was present at the other by telephone conference. The Board of Directors has an Audit Committee, but there are no committees performing the functions of either a compensation committee or nominating comittee.

     The Audit Committee currently consists of Messrs. Forem, Snitow and Wiesen. Each is a director who is not employed by us or affiliated with management. This committee is responsible for reviewing and helping to ensure the integrity of our financial statements. Among other matters, the Audit Committee, with management and our independent auditors, reviews the adequacy of our internal accounting controls that could significantly affect our financial statements, reviews with the independent accountants the scope of their audit, their report and their recommendations, and recommends the selection of our independent accountants. The Audit Committee did not hold any separate meeting from those of the Board of Directors during 2000.

Audit Committee Report

     The members of the Audit Committee have been appointed by the Board of Directors. The Audit Committee is governed by a charter (attached as Exhibit A) which has been approved and adopted by the Board of Directors and is reviewed and reassessed annually by the Audit Committee. The Audit Committee is comprised of three directors, who meet the independence and experience requirements of the American Stock Exchange. The Audit Committee assists the Board of Directors in monitoring (1) the integrity of the financial statements of the company, (2) the compliance by the company with legal and regulatory requirements and (3) the independence and performance of our external auditors. Management is responsible for the preparation and integrity of our financial statements. The Audit Committee reviewed our audited financial statements for the year ended December 30, 2000 and members of the Comittee met with both management and our external auditors to discuss those financial statements. Management and the external auditors have represented to the Audit Committee that the financial statements were prepared in accordance with the generally accepted accounting principles. Members of the Audit Committee have received from and discussed with the external auditors their written disclosure and letter regarding their independence from our company as required by Independence Standards Board Standard No. 1. Members of the Audit Committee also discussed with the external auditors any matters required to be discussed by Statement on Auditing Standards No. 61. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 30, 2000.


                                                  Audit Committee

                                                  Franklyn Snitow
                                                  Jeremy Wiesen
                                                  Aron Forem

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth as of April 18, 2001, certain information regarding our common stock, $.01 par value, for each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, for each executive officer named in the Summary Compensation Table, for each of our directors and for all of our executive officers and directors as a group:


                                               Common Shares
Name                                       Beneficially Owned(1)      Percent of Class
----                                       ------------------         ----------------

David Mintz..........................         3,841,000 (2)                53.1%

Steven Kass..........................           661,000 (3)                 9.4%

Reuben Rapoport......................           165,000 (4)                 2.5%

Jeremy Wiesen .......................            82,900 (5)                 1.3%

Franklyn Snitow......................            78,000 (6)                 1.2%

Aron Forem ..........................                --                      --

All Executive Officers and
Directors as a group (6 persons).....         4,826,340 (7)                59.2%

-----------------

*    Less than 1%.

(1) Under applicable regulations shares are deemed to be beneficially owned by a person if he directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he has any economic interest in the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares. Under applicable regulations, a person is deemed to have beneficial ownership of any shares of common stock which may be acquired within 60 days of April 18, 2001 pursuant to the exercise of outstanding stock options. Shares of common stock owned by such person or group are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such person or group, but not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.

(2) Includes 880,000 shares issuable upon the exercise of currently exercisable stock options.

(3) Such shares are issuable upon the exercise of currently exercisable stock options.

(4) Includes 145,000 shares issuable upon the exercise of currently exercisable stock options.

(5) Includes 14,000 shares held by the Jeremy Wiesen Foundation of which Mr. Wiesen is the trustee and 40,000 shares issuable upon the exercise of currently exercisable stock options.

(6) Includes 68,000 shares issuable upon the exercise of currently exercisable stock options.

(7)  Includes   1,792,000   shares  issuable  upon  the  exercise  of  currently
     exercisable stock options.

     The address of Messrs. Mintz, Kass and Rapoport is c/o Tofutti Brands Inc., 50 Jackson Drive, Cranford, New Jersey 07016. The address of Mr. Wiesen is 254
East 68th Street, New York, New York 10021. The address of Mr. Snitow is 575 Lexington Avenue, New York, NY 10017. The address of Mr. Forem is c/o Wuhl Shafman Lieberman Corp., 52-62 Cornelia Street, Newark, New Jersey 07105. Each person listed above has sole voting and/or investment power of the shares attributed to him.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of our common stock, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of common stock and other equity securities of the company with the Securities and Exchange Commission (the "SEC") and the American Stock Exchange. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish us with copies of all such forms they file.

     To our knowledge, based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no additional forms were required for those persons, we believe that during fiscal 2000 all persons subject to these reporting requirements filed the required reports on a timely basis.

Executive Compensation

     The  following   table  sets  forth   information   concerning   the  total
compensation during the last three fiscal years for our executive officers whose total salary in fiscal 2000 totaled $100,000 or more:


                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                            Annual               Long-Term
                                         Compensation          Compensation
                                         ------------          ------------
                                                           Securities Underlying
Name and Principal Position     Year      Salary ($)            Options (#)
---------------------------     ----      ----------            -----------

David Mintz,                    2000     $447,596(1)                  --
Chief Executive Officer         1999      303,000(2)             600,000
  and Chairman of the Board     1998      225,000(3)                  --

Steven Kass,                    2000      248,557(1)                  --
Chief Financial Officer         1999      187,000(2)             400,000
  Secretary and Treasurer       1998      145,000(3)                  --
---------------

(1) Includes bonuses of $250,000 and $125,000 for Messrs. Mintz and Kass, respectively, accrued at year-end and paid on March 23, 2001.

(2) Includes bonuses of $125,000 and $75,000 for Messrs. Mintz and Kass, respectively, accrued at year-end and paid on February 11, 2000.

(3) Includes bonuses of $50,000 and $35,000 for Messrs. Mintz and Kass, respectively, accrued at year-end and paid on April 1, 1999.

     The aggregate value of all other perquisites and other personal benefits furnished in each of the last three years to each of these executive officers was less than 10% of each officer's salary for such year.

     There are currently no employment agreements between us and any of our executive officers. Mr. Snitow has not received any cash remuneration for his service as a director in the last three years, nor have Mr. Wiesen and Mr. Forem since their election to the Board of Directors in May 1999 and June 2000, respectively.

Stock Options

     Neither of the executive officers named above in the Summary Compensation Table received a grant of stock options nor exercised stock options in our last fiscal year.

         The following table provides information concerning stock options held in 2000 by each of the executive officers named above in the Summary Compensation Table.

                                                                 AGGREGATED OPTION EXERCISES IN LAST
                                                            FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
                                  -----------------------------------------------------------------------------------------------

                                                                            Number of Shares              Value of Unexercised
                                     Shares                             Underlying Unexercised           in the Money Options
                                  Acquired on             Value           Options at FY-End (#)               at FY-End ($)
Name                              Exercise (#)        Realized ($)      Exercisable/Unexercisable       Exercisable/Unexercisable
----                              ------------        ------------      -------------------------       -------------------------

David Mintz,                             --               $ --                  880,000(E)                    $798,000(E)(1)
Chief Executive Officer                                                         200,000(U)                     141,000(U)(1)
  and Chairman of the
  Board

Steven Kass,                             --                --                   661,000(E)                     668,000(E)(1)
  Chief Financial Officer,                                                      134,000(U)                     109,000(U)(1)
  Secretary and Treasurer

-----------------------

(E)  Exercisable options
(U)  Unexercisable options
(1) Calculated by subtracting option exercise price from year-end market price of $1.875 per share.


Certain Transactions

         On October 17, 1994, our Board of Directors adopted a resolution wherein we were authorized to purchase a $1,000,000 split dollar insurance plan on the life of a member of David Mintz's family. Mr. Mintz is our Chairman of the Board of Directors and Chief Executive Officer. The purpose of this transaction is to provide the Mintz estate with funds sufficient to pay any estate taxes levied upon the transfer of Mr. Mintz's Tofutti stock, which would have otherwise necessitated a sale of the stock. The sale of such stock might have a negative effect of significantly decreasing the market price of the stock to the detriment of other shareholders. Upon the death of the family member, we will receive a complete refund of all its premiums paid plus interest at 4%.

                                     ITEM 2.

APPOINTMENT OF AUDITORS

     The following resolution will be offered by the Board of Directors at the Annual Meeting.

     "RESOLVED: That the selection of Wiss & Company, LLP by the Board of Directors to conduct the annual audit of the financial statements of Tofutti Brands Inc. for the fiscal year ending December 29, 2001 is ratified, confirmed and approved."

     The Board of Directors believes that Wiss & Company has the necessary knowledge of our operations, and the personnel, professional qualifications and independence to act as our auditors. The Board of Directors recommends that the shareholders ratify and approve the selection of Wiss & Company as our auditors for the fiscal year ending December 29, 2001.

     In the event this resolution does not receive the necessary vote for adoption, or if for any reason Wiss & Company ceases to act as our auditors, the Board of Directors will appoint other independent public accountants as our auditors.

     Representatives of Wiss & Company will attend the Annual Meeting. They will be available to respond to appropriate questions from shareholders at the meeting and will have an opportunity to make a statement if they desire to do so.

     The Board of Directors recommends a vote FOR the foregoing proposal.


OTHER MATTERS

     The Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the Notice of the Annual Meeting and knows of no matters to be brought before the Annual Meeting by others. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the judgment of the Board of Directors.

     Our financial statements are included in our Annual Report to Shareholders for the 2000 fiscal year, which was expected to be mailed to the shareholders beginning April 20, 2000.

     A COPY OF OUR 2000 ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE TO THOSE SHAREHOLDERS WHO WOULD LIKE MORE DETAILED INFORMATION CONCERNING THE COMPANY. TO OBTAIN A COPY, PLEASE WRITE TO: STEVEN KASS, SECRETARY, TOFUTTI BRANDS INC., 50 JACKSON DRIVE, CRANFORD, NEW JERSEY 07016.

                                            By Order of the Board of Directors,


                                           /s/Steven Kass
                                           Steven Kass
                                           Secretary




Dated: April 19, 2001

                                                                       Exhibit A


                                     Charter
                                       of
                    Audit Committee of the Board of Directors
                                       of
                               Tofutti Brands Inc.


I.   Scope

     This Charter sets forth the scope of the responsibilities of the Audit Committee (the "Audit Committee") of the Board of Directors (the "Board of Directors") of Tofutti Brands Inc., a Delaware corporation (the "Company"), its structure and processes, and the qualifications required for membership thereon.

II.  Role and Responsibilities

     The role of the Audit Committee is to:

     a. Assist the Board of Directors in discharging its responsibility to safeguard assets, maintain adequate accounting records and provide effective systems of internal accounting controls for the Company;

     b. Provide a channel of communication among the directors, financial officers and the outside accountants of the Company; and

     c. Assist the Board of Directors in assuring the integrity and reliability of published financial statements and interim financial reports of the Company.

     The responsibilities of the Audit Committee are to:

     a. With respect to Independent Accountants

          1. Assure that the independent accountants are accountable to the Board of Directors and the Audit Committee, and that the Board of Directors has the authority and responsibility to nominate the independent accountants for appointment as auditors of the Company by the shareholders of the Company.

          2. Recommend to the Board of Directors the independent accountants to be nominated by the Board for appointment by the shareholders as auditors of the Company and the fee payable for audit services performed.

          3. Oversee the independence of the independent accountants selected and acting as auditors of the Company and specifically to (x) require the independent accountants to submit periodically to the Audit Committee a formal written statement delineating all relationships between the accountants and the Company, (y) actively engage in a dialogue with the accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the accountants, and (z) recommend that the Board of Directors take appropriate actions in response to the accountants' written statement to satisfy itself of the accountants' independence.

          4.  Approve  the  scope  of  the  audit   activities  and  review  the
     performance of the independent accountants.

          5. Seek and consider the independent accountants' judgments about the quality and appropriateness of the Company's accounting practices and the fullness and accuracy of the Company's financial statements.

     b. With respect to Internal Controls and Risk Management

          5. Review with the independent accountants and financial and accounting personnel of the Company the adequacy and effectiveness of the accounting and financial controls of the Company and its subsidiaries, and make recommendations, if necessary, for the improvement of internal control mechanisms.

          6. Confer with management and the independent accountants concerning significant risks or exposures, and assess the steps taken to minimize such risks.

          7. Conduct or authorize investigations into matters within the Audit Committee's scope of responsibilities.

     c. With respect to Financial Reporting Processes

          8. Consider with management and the independent accountants any significant changes suggested or required in the independent audit plans, and difficulties or disputes which arose during the audits.

          9. Review the integrity of the Company's financial reporting process with the independent accountants.

          10. Consider suggestions from, and disagreements between, management and the independent accountants regarding how the financial statements are prepared.

          11. Review with management and the independent accountants how approved changes in financial or accounting practices of the Company have been implemented.

     d. With respect to Review of Documents and Reports

          12. Review the Company's annual and quarterly financial statements and any financial information or reports prepared internally or externally which are to be disseminated to any governmental body or to the public.

          13. Review the independent accountants' annual audit and accompanying report.

          14. Review recommendations and reports prepared for management by the independent accountants.

          15. Review this Charter as conditions dictate and not less frequently than annually and recommend to the Board of Directors that this Charter be updated or otherwise amended, as appropriate.


III. Composition

     The Audit Committee shall consist of at least three directors, all of whom have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment. At least one member of the Audit Committee shall be a certified public accountant, or have served as a chief executive officer, chief financial officer or other executive officer with financial oversight responsibilities, or otherwise have accounting or related financial management experience or background so as to be financially sophisticated, as the Board of Directors interprets such qualification in its business judgment. The following additional qualifications shall apply to each Audit Committee member:

     a. Employees. A director who is or was an executive officer or an employee of the Company or any of its affiliates may not serve on the Audit Committee until three years following the termination of such office or employment.

     b. Immediate Family. A director who is an immediate family member of an individual who is or was an executive officer of the Company or any of its affiliates shall not serve on the Committee until three years following the termination of such employment relationship. Immediate family shall be and include a director's spouse, parents, children, siblings, parents-in-law, siblings- in-law, sons-in-law, daughters-in-law and anyone who resides in such director's home.

     c. Business Relationship. No director shall be eligible to serve as a member of the Audit Committee if, during the fiscal year immediately preceding he received from the Company or any of its affiliates compensation in excess of $60,000, other than non-discretionary compensation, compensation for service as a member of the Board of Directors or a Committee thereof and benefits under a tax-qualified retirement plan. No director shall serve on the Audit Committee who is a partner, controlling shareholder, or executive officer of a for-profit business organization to which the Company made, or from which the Company received, in any one of the three immediately preceding fiscal years of the Company, payments (other than payments arising solely from investments in securities of the Company) that exceed the greater of: (1) 5% of the consolidated gross revenues of either the Company or such business organization for that year; and (2) $200,000.

     A director who has a business relationship with the Company may serve on the Audit Committee only if the Board of Directors determines in its business judgment that the relationship does not interfere with the director's exercise of independent judgment. In making a determination regarding the independence of a director pursuant to this paragraph, the Board of Directors shall consider, among other things, the materiality of the relationship to the Company, to the director, and, if applicable, to the organization with which the director is affiliated. "Business relationships" include commercial, industrial, banking, consulting, legal, accounting and other relationships. A director can have this relationship directly with the Company, or indirectly, as a securityholder, partner, officer or employee of an organization that has such a relationship. The director may serve on the Audit Committee without the Board of Directors' determination after three years following the termination of, as applicable, (1) the director's securityholder interest or partner, officer or employee status, (2) the relationship between the organization with which the director is affiliated and the Company, or (3) the direct business relationship between the director and the Company.

     d. Cross Compensation Committee Link. A director who is or was employed as an executive of another entity where any of the Company's executives serves on that entity's compensation committee may not serve on the Audit Committee.

     e. Exceptions. Notwithstanding the provisions of Sections III.a., III.b., III.c. and III.d. of this Charter, under exceptional and limited circumstances, one director, who is not at the time an employee of the Company or any of its affiliates or an immediate family member of such an employee, may serve as a member of the Audit Committee if the Board of Directors shall in its business judgment determine that such membership is required by the best interests of the Company and its shareholders and, in the proxy statement for the next annual meeting of shareholders of the Company subsequent to such determination, there is disclosed the nature of the relationship of such director to the Company and the reasons for such determination of the Board of Directors.

IV.  Elections

     Members of the Audit Committee, one of whom shall be the Chair of the Audit Committee, shall be elected by a simple majority of the Board of Directors at the annual general meeting of the Board of Directors, and shall serve until re-elected or their successors are appointed at the next annual general meeting. Members may also be elected by simple majority at a special general meeting of the Board of Directors called for such purpose.

V.   Processes

     The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee shall also meet privately and separately with management and the independent accountants at least annually.

     Audit Committee meetings and proceedings shall be governed by the provisions contained in the By-Laws of the Company for regulating meetings and proceedings of the Board of Directors so far as the same are applicable and are not superseded by any regulations imposed by the Board of Directors.

VI.  Amendments

     This Charter may only be amended by action of the Board of Directors.

                                                                      APPENDIX A
                               TOFUTTI BRANDS INC.
                                50 Jackson Drive
                           Cranford, New Jersey 07016


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints David Mintz and Steven Kass, or either of them, attorneys or attorney of the undersigned, for and in the names(s) of the undersigned, with power of substitution and revocation in each to vote any and all shares of Common Stock, par value $.01 per share, of Tofutti Brands Inc. (the "Company"), which the undersigned would be entitled to vote as fully as the undersigned could if personally present at the Annual Meeting of Shareholders of the Company to be held on May 24, 2001 at 10:00 a.m. at the Crowne Plaza (formerly the Holiday Inn Select), 36 Valley Road, Clark, New Jersey, and at any adjournment or adjournments thereof, hereby revoking any prior proxies to vote said shares, upon the following items of business more fully described in the notice of and proxy statement for such Annual Meeting (receipt of which is hereby acknowledged):

                           (CONTINUED ON OTHER SIDE)

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                              TOFUTTI BRANDS INC.

                                  May 24, 2001



(1)  The election of five Directors.


[ ]    FOR all nominees listed at right           Nominees: DAVID MINTZ
       (except as marked to contrary)                       ARON FOREM
                                                            REUBEN RAPOPORT
                                                            FRANKLYN SNITOW
[ ]    WITHHOLD AUTHORITY to vote for                       JEREMY WIESEN
       all nominees listed at right

INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through the nominee's name at right.


(2) To ratify the selection of Wiss & Company, LLP as the Company's independent public accountants for the fiscal year ending December 29, 2001.

           [ ]  FOR               [ ]  AGAINST             [ ]  ABSTAIN

(3) To transact such other business as may properly come before the meeting, or any adjournment thereof.


     THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR (i) ELECTION OF THE FIVE NOMINEES FOR DIRECTOR NAMED IN ITEM 1 AND (ii) THE RATIFICATION OF THE SELECTION OF WISS & COMPANY, LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDED DECEMBER 29, 2001.


Signature_________________   ___________________________    Dated___________2001
                             Signatures, if held jointly



(Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian, or as an officer signing for a corporation, please give full title under signature.)